TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio,
TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio,
and TOPS® Moderate Growth ETF Portfolio

Supplement dated July 20, 2016

to the Prospectus dated May 1, 2016

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1.	Effective immediately, the Adviser has engaged Milliman Financial Risk Management LLC to serve as a sub-adviser to TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio, and TOPS® Moderate Growth ETF Portfolio (each a “Non-Managed Risk Portfolio”, together the “Non-Managed Risk Portfolios”). The shareholders of each Non-Managed Risk Portfolio voted at a Special Meeting held on July 7, 2016 to approve a sub-advisory agreement between ValMark Advisers, Inc. (“ValMark” or the “Adviser”) and Milliman Financial Risk Management LLC, with respect to each Non-Managed Risk Portfolio, to allow Milliman to assume trade execution responsibilities for each of the Non-Managed Risk Portfolios and to give Milliman some discretion over which securities in the model to trade and when in the day to conduct the trade, subject to ValMark’s oversight. The shareholders’ approval of Milliman as sub-adviser to each Non-Managed Risk Portfolio also affords ValMark the ability in the future to allow Milliman to assume the day-to-day management of a portion of each Non-Managed Risk Portfolio’s portfolio that is delegated to Milliman by ValMark, subject to ValMark’s oversight. However, ValMark does not presently intend to delegate a portion of any Non-Managed Risk Portfolio’s portfolio to Milliman. At the Special Meeting held on July 7, 2016, shareholders of each Portfolio also approved the implementation of an exemptive order obtained by the Trust and ValMark, permitting ValMark to enter into or materially amend terms of any sub-advisory agreement for any Non-Managed Risk Portfolio with non-affiliated investment sub-advisers, subject to the prior approval of the Board of Trustees, but without seeking shareholder approval.

2.	The following disclosures in the “Portfolio Summary” section for each Portfolio (found on page 5, 10, 15, 20, and 24) are revised to add the following disclosure prior to the “Purchase and Sale of Portfolio Shares” section:

SUB-ADVISER: Milliman Financial Risk Management LLC

3.	The “Sub-Adviser” and “Sub-Adviser Portfolio Manager” disclosures in the “MANAGEMENT” section of the prospectus on pages 52-53, are deleted and replaced as follows:

Sub-Adviser

On July 1, 2014, the SEC issued a “Managers of Managers” exemptive order (the “Order”) under Section 6(c) of the 1940 Act granting exemptive relief to the Trust and the Adviser from Section 15(a) of the Act and Rule 18f-2 under the Act. Subject to initial shareholder approval of the Order, such exemptive relief allows the Adviser, with prior Board approval, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval. At a Special Meeting held on July 7, 2016, shareholders of each Non-Managed Risk Portfolio approved the implementation of the Order. Pursuant to the terms of the Order, the Adviser may, subject to the approval of the Trustees, but without shareholder approval subsequent to the initial approval of the Order, employ new sub-advisers for new or existing Portfolios, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events occur that would otherwise cause a termination of the agreement under the 1940 Act and sub-advisory agreements. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for a Portfolio at any time by a vote of a majority outstanding voting securities of a Portfolio.

The Adviser may retain one or more sub-advisers, to provide investment advisory and portfolio management services with respect to the Portfolios, at the Adviser’s own cost and expense. When a sub-adviser is retained, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective sub-advisers and ongoing supervision and monitoring of performance for each sub-adviser. The Adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.

Milliman Financial Risk Management LLC with principal offices located at 71 S. Wacker Drive, Chicago, IL 60606, serves as sub-adviser to the TOPS® Portfolios. Subject to the authority of the Trust’s Board of Trustees and supervision by the adviser, the sub-adviser is responsible for conducting each Managed Risk Portfolio’s hedging program according to each Managed Risk Portfolio’s investment objectives, policies and restrictions, and provides trade execution services for the Non-Managed Risk Portfolios. The sub-adviser was established in 1998, and also advises and sub-advises other investment companies, insurance companies, financial institutions, and other pooled investment vehicles in addition to the Portfolios. The sub-adviser is a wholly-owned subsidiary of Milliman, Inc. As of December 31, 2015, the sub-adviser’s managed risk strategy was included in a range of investment options totaling $169 billion in portfolio value. The sub-adviser is paid by the adviser, not the Portfolios. For the fiscal period ended December 31, 2015, the Adviser, not the Portfolios, paid Milliman Financial Risk Management LLC an annual fee equal to 0.20% of the average daily net assets of the TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio and TOPS® Managed Risk Growth ETF Portfolio, respectively, as compensation for sub-adviser services, and will receive an annual sub-advisory fee of $10,000 for each of the TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio, and TOPS® Moderate Growth ETF Portfolio for services provided after December 31, 2016.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement with respect to the Managed Risk Portfolios is available in the Portfolios’ annual report dated December 31, 2015. A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement with respect to the Non-Managed Risk Portfolios will be available in the Portfolios’ next shareholder report.

Sub-Adviser Portfolio Manager

Adam Schenck, CFA, FRM

Financial Risk Management Portfolio Manager

Mr. Schenck has served as a Financial Risk Management Portfolio Manager for the sub-adviser since January 2005 and provides portfolio management services for the TOPS Managed Risk Portfolios. Mr. Schenck holds a Masters degree in Financial Mathematics from the University of Chicago and a Bachelor of Science degree in Computer Science and Mathematics from Eckerd College. He also holds the Chartered Financial Analyst designation and the Financial Risk Manager (FRM) certification.

The Portfolios’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolio.

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This Supplement, and the Prospectus and Statement of Additional Information dated May 1, 2016, each provide information that you should know before investing in the Funds and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-572-5945.

Please retain this Supplement for future reference.